SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 25, 2003

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-07530	WISCONSIN GAS COMPANY	39-0476515
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY
WISCONSIN GAS COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 24, 2003, Wisconsin Energy Corporation issued a press release announcing that Richard R. Grigg, executive vice president of the company, has decided to retire effective March 1, 2004. In preparation for his departure, Mr. Grigg will relinquish the titles of president of Wisconsin Electric Power Company and president and chief operating officer of Wisconsin Gas Company on July 31, 2003. In addition, Mr. Grigg will retire from the board of directors of each of Wisconsin Energy Corporation, Wisconsin Electric Power Company and Wisconsin Gas Company, effective July 31, 2003. Mr. Grigg will continue as executive vice president of Wisconsin Energy Corporation and as chief operating officer of Wisconsin Electric Power Company until his retirement. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits:

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

        99.1   Press Release dated July 24, 2003 announcing the retirement of Richard R. Grigg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 25, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 25, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN GAS COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 25, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer